EXHIBIT 10.1

REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of January 31, 2005, is entered into by and among Danielson Holding Corporation, a Delaware corporation (including its successors, the “Company”), and the other parties listed on the signature pages hereof (each, a “Seller” and, collectively, the “Sellers”).

RECITALS

          WHEREAS, the Company, the Sellers, and American Ref-Fuel Holdings Corp., a Delaware corporation, are parties to the Stock Purchase Agreement dated as of the date hereof (the “Purchase Agreement”);

          WHEREAS, pursuant to the Purchase Agreement, the Company has agreed, among other things, to issue, in certain circumstances, up to an aggregate of 1,845,018 shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), to the Sellers as part of a termination fee as provided for in Section 8.02(b) of the Purchase Agreement;

          WHEREAS, in order to induce the Sellers to enter into the Purchase Agreement, the Company agreed to grant to the Sellers certain rights as provided herein with respect to the Common Stock, if it is issued.

          NOW, THEREFORE, BE IT RESOLVED, in consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

     1.1 Definitions. All capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Purchase Agreement.

          “Advice” shall have the meaning provided in Section 2.4 hereof.

          “Affiliate” means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with any Person.

          “Agreement” shall have the meaning set forth in the introductory paragraph hereof.

          “Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to close under the laws of the United States or the State of New York.

          “Common Stock” shall have the meaning provided in the Recitals hereof.

          “Company” shall have the meaning set forth in the introductory paragraph hereof.

          “Demand Registration” shall have the meaning set forth in Section 2.1.1(b) hereof.

          “Demand Request” shall have the meaning set forth in Section 2.1.1(a) hereof.

          “Effective Date” shall have the meaning set forth in Section 2.1.1(a).

          “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations promulgated by the SEC thereunder.

          “Excluded Registration” means a registration under the Securities Act of (i) securities pursuant to any Shelf Registration Statement, (ii) securities registered on Form S-8 or any similar successor form, and (iii) securities registered to effect the acquisition of or combination with another Person.

          “Holder” means (i) a Person listed on the signature page hereof to the extent such Person shall become a holder of shares of Common Stock issued pursuant to the Purchase Agreement and (ii) any direct or indirect transferee of any such Person, including any Person that receives shares of Common Stock upon a distribution or liquidation of a Holder, who shall become a party to this Agreement in accordance with Section 4.4.

          “Holder Affiliates” shall have the meaning provided in Section 2.6.1 hereof.

          “Material Adverse Effect” means a situation where the inclusion of certain securities in an offering will be reasonably likely to result in a materially adverse affect on the price or success of the offering.

          “NASD” shall have the meaning provided in Section 2.5 hereof.

          “Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

          “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          “Registrable Shares” means at any time the Common Stock of the Company owned by the Holders acquired pursuant to the Purchase Agreement; provided, however, that Registrable Shares shall not include any shares (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration or (ii) which can be sold pursuant to Rule 144(k) of the SEC under the Securities Act. In the event of any merger, reorganization, consolidation, stock split or dividend, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of the “Registrable Shares” as is appropriate in order to prevent any reduction or dilution of the rights granted pursuant to this Agreement.

          “Registration Expenses” shall have the meaning provided in Section 2.5 hereof.

          “Requesting Holders” shall have the meaning set forth in Section 2.1.1(a) hereof.

          “Required Filing Date” shall have the meaning provided in Section 2.1.1(b) hereof.

          “Required Holders” means Holders who then own beneficially more than fifty percent (50%) of the aggregate number of Registrable Shares.

          “SEC” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          “Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations promulgated by the SEC thereunder.

          “Seller” shall have the meaning set forth in the introductory paragraph hereof.

          “Shelf Registration Statement” shall mean a “shelf” registration statement of the Company on Form S-3 pursuant to the provisions of Section 2 of this Agreement which covers all of the Registrable Shares on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, all exhibits thereto and all material incorporated by reference therein.

          “Subsidiary” means any entity with respect to which a specified Person (or a Subsidiary thereof) owns or has the power to vote 50% or more of the equity interests in such entity, having general voting power to participate in the election of the governing body of such entity.

          “Suspension Notice” shall have the meaning provided in Section 2.4 hereof.

     1.2 Rules of Construction. Unless the context otherwise requires

     (1) a term has the meaning assigned to it;

     (2) “or” is not exclusive;

     (3) words in the singular include the plural, and words in the plural include the singular;

     (4) provisions apply to successive events and transactions; and

     (5) “herein,” “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

ARTICLE 2
REGISTRATION RIGHTS

     2.1 Demand Registration.

          2.1.1 Request for Registration.

      (a) At any time (subject to the termination provisions in Section 3.1 of this Agreement) after the initial issuance of shares of Common Stock to the Sellers pursuant to the Purchase Agreement (the “Effective Date”), any Holder or Holders may request, in writing (the “Demand Request”), that the Company shall file, and cause to become effective, in accordance with the terms hereof, a Shelf Registration Statement under the Securities Act covering all or part of its or their Registrable Shares. The Demand Request shall not be effective hereunder unless the Registrable Shares proposed to be sold by the Holders requesting the Demand Registration (the “Requesting Holders,” which term shall include parties deemed “Requesting Holders” pursuant to Section 2.1.3 hereof) represent, in the aggregate, more than twenty-five percent (25%) of the total number of Registrable Shares held by all Holders.

      (b) The Demand Request shall specify the number of Registrable Shares proposed to be sold. Subject to Section 2.4, upon receipt of the Demand Request, the Company shall file with the SEC, promptly but no later than 45 days after the Demand Request is delivered to the Company (the “Required Filing Date”), a Shelf Registration Statement (the “Demand Registration”) covering the resale to the public by the Holders of the Registrable Shares from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement. Except as otherwise provided herein, the Company shall use its reasonable best efforts to cause the Demand Registration to be declared effective by the SEC as promptly as practicable after such filing; provided, however, that the Company need effect only one Demand Registration pursuant to Demand Requests made by Holders of Registrable Shares pursuant to Section 2.1.1(a).

          2.1.2 Effective Registration and Expenses. A registration will not count as a Demand Registration until it has become effective (unless the Requesting Holders withdraw all their Registrable Shares and the Company has performed its obligations hereunder in all material respects, in which case such demand will count as a Demand Registration unless the Requesting Holders pay all Registration Expenses, as hereinafter defined, in connection with such withdrawn registration); provided, however, that if, after it has become effective, such Shelf Registration Statement does not remain effective for a period of two (2) years (plus any extension as provided in Section 2.4) after its effective date or such shorter period after which all Registrable Securities included in such registration have been sold, if earlier, such registration will be deemed not to have been effected and will not count as a Demand Registration. Notwithstanding the foregoing, if all such Registrable Shares are sold pursuant to Section 2.2, then no Demand Registration will be available to the Holders.

          2.1.3 Rights of Nonrequesting Holders. Upon receipt of the Demand Request, the Company shall promptly (but in any event within fifteen (15) days) give written notice of such proposed Demand Registration to all other Holders, who shall have the right, exercisable by written notice to the Company within fifteen (15) days of their receipt of the Company’s notice, to elect to include in such Demand Registration such portion of their Registrable Shares as they may request. All Holders requesting to have their Registrable Shares included in a Demand Registration in accordance with the preceding sentence shall be deemed to be “Requesting Holders” for purposes of this Section 2.1.

     2.2 Piggyback Registrations.

          2.2.1 Right to Piggyback. After the Effective Date, each time the Company proposes to register any of its equity securities (other than pursuant to an Excluded Registration) under the Securities Act for sale to the public (whether for the account of the Company or the account of any securityholder of the Company) and the form of registration statement to be used permits the registration of Registrable Shares, the Company shall give prompt written notice to each Holder of Registrable Shares (which notice shall be given not less than thirty (30) days prior to the effective date of the Company’s registration statement), which notice shall offer each such Holder the opportunity to include any or all of its or his Registrable Shares in such registration statement, subject to the limitations contained in Section 2.2.2 hereof. Each Holder who desires to have its or his Registrable Shares included in such registration statement shall so advise the Company in writing (stating the number of shares desired to be registered) within twenty (20) days after the date of such notice from the Company. Any Holder shall have the right to withdraw such Holder’s request for inclusion of such Holder’s Registrable Shares in any registration statement pursuant to this Section 2.2.1 by giving written notice to the Company of such withdrawal prior to the effective date of the Company’s registration statement. Subject to Section 2.2.2 below, the Company shall include in such registration statement all such Registrable Shares so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration of Registrable Shares if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered. In such case, the Company shall be relieved of its obligation to register any Registrable Shares in connection with such registration.

          2.2.2 Priority on Piggyback Registrations. If the managing underwriter advises the Company that the amount of securities requested to be included in the Registration Statement exceeds the amount which can be sold in such offering without causing a Material Adverse Effect or if required by any other registration rights agreements to which the Company is a party on the date hereof, then the Company will include in such registration statement the amount of securities which the Company is so advised can be sold in the offering in the following priority: (1) first, all securities proposed by the Company to be sold for its own account; (2) second, the amount of securities requested by third parties to be registered pursuant to demand registration rights; and (3) third, all other securities of the Company duly requested to be included in such registration statement, including any Registrable Shares requested to be included in the Registration Statement by Holders, and such shares pursuant to this clause (3) shall be allocated pro rata among the Requesting Holders and other requesting holders on the basis of the number of shares requested to be included in such registration by each such holder. No Person may participate in any registration statement hereunder unless such Person (x) agrees to sell such person’s Registrable Shares on the basis provided in any underwriting arrangements approved by the Company and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents, each in customary form, reasonably required under the terms of such underwriting arrangements; provided, however, that no such Person shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Person’s ownership of his or its Registrable Shares to be sold or transferred free and clear of all liens, claims, and encumbrances, (ii) such Person’s power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested and such other customary matters; provided, further, however, that the obligation of such Person to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Persons selling Registrable Shares, and the liability of each such Person will be in proportion to the number of Registrable Shares included in such registration, and provided, further, that such liability will be limited to the net amount received by such Person from the sale of his or its Registrable Shares pursuant to such registration.

     2.3 Registration Procedures.

          2.3.1 Demand Registration. Whenever any Holder has requested a Demand Registration, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Shares in accordance with this Agreement, and pursuant thereto the Company will as expeditiously as possible:

      (i) prepare and file with the SEC a Shelf Registration Statement under the Securities Act with respect to such Registrable Shares and use its reasonable best efforts to cause such registration statement to become effective;

      (ii) prepare and file with the SEC such amendments, post-effective amendments, and supplements to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the period set forth in Section 2.1.2 and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with this Agreement (including prospectus supplements with respect to sales of Registrable Shares from time to time pursuant to Rule 415 promulgated under the Securities Act);

      (iii) furnish to each Holder of Registrable Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Holder (it being understood that, subject to Section 2.4 and the requirements of the Securities Act and applicable state securities laws, the Company consents to the use of the prospectus and any amendment or supplement thereto by each Holder in connection with the offering and sale of the Registrable Shares covered by the registration statement of which such prospectus, amendment or supplement is a part);

      (iv) use its reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Holders of a majority of such Registrable Shares may reasonably request; use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder to consummate the disposition of the Registrable Shares owned by such Holder in such jurisdictions (provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process or taxation in any such jurisdiction);

      (v) promptly notify each Holder and (if requested by any such Person) confirm such notice in writing (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Shares under state securities or “blue sky” laws or the initiation of any proceedings for that purpose, and (C) of the happening of any event during the period in which such registration statement is effective which makes any statement made in a registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (in the case of (B) or (C), such notice shall be accompanied by an instruction to suspend use pursuant to Section 2.4);

      (vi) make generally available to the Company’s securityholders and the Holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act as promptly as practicable after the end of the twelve (12) month period beginning with the first day of the Company’s first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said twelve (12) month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

      (vii) cooperate with the Holders to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as such Holders may request and keep available and make available to the Company’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

      (viii) provide a transfer agent and registrar for all Registrable Shares registered hereunder and provide a CUSIP number for the Registrable Shares included in any registration statement not later than the effective date of such registration statement;

      (ix) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

      (x) notify each Holder of Registrable Shares promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information; and

      (xi) advise each Holder of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of (A) the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or (B) the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

          2.3.2 Piggyback Registration. In the event that any Holder participates in any registration and offering pursuant to Section 2.2.1, the Company shall provide each such Holder with copies of all statements, prospectuses, opinions, comfort letters and other documents provided to the other participants in such registration and offering and shall afford such Holder such reasonable rights (that are not inconsistent with this Agreement) as is otherwise necessary for such Holder to participate in the offering.

     2.4 Suspension of Dispositions. Each Holder agrees by acquisition of any Registrable Shares that, upon receipt of any notice (a “Suspension Notice”) from the Company (i) of the happening of any event of the kind described in Section 2.3.1(v)(B) or (C) or Section 2.3.1(xi)(B); or (ii) that if the filing of a registration statement or the initial or continued effectiveness thereof would require the Company to disclose a material financing, acquisition or other corporate transaction, which disclosure the Board of Directors of the Company shall have determined in good faith is not in the best interests of the Company and its stockholders (provided that the period set forth in Section 2.1.2 shall be extended by the number of days of any such suspension pursuant to this Section 2.4); such Holder will forthwith discontinue disposition of Registrable Shares until such Holder’s receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the “Advice”) by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice; provided that, with respect to clause (ii) above, such periods shall in no event continue, in the aggregate, for more than 120 days in any twelve month period. In the event the Company shall give any such notice, the time period regarding the effectiveness of registration statements set forth in Section 2.3(ii) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each Holder of Registrable Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice. The Company shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable. Notwithstanding the foregoing, with respect to the Shelf Registration Statement the Company may suspend use of such Shelf Registration Statement during any period if each of the Company and the holders of two-thirds of the Registrable Shares covered by such registration statement consent in writing to such suspension for such period.

     2.5 Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Article 2 including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Shares), rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Shares and of printing prospectuses if the printing of prospectuses is requested by a Holder of Registrable Shares), messenger and delivery expenses, the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with any listing of the Registrable Shares, fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or “cold comfort” letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), and the fees and expenses of other persons retained by the Company and reasonable fees and expenses of one firm of counsel for the Holders (which shall be selected by the Holders of a majority of the Registrable Shares being included in any particular registration statement) (all such expenses being herein called “Registration Expenses”) will be borne by the Company whether or not any registration statement becomes effective; provided, however, that in no event shall Registration Expenses include any underwriting discounts, commissions, or fees attributable to the sale of the Registrable Shares or any counsel (except as provided above), accountants, or other persons retained or employed by the Holders, which expenses shall be borne by the selling Holders pro rata on the basis of the number of shares so registered.

     2.6 Indemnification.

          2.6.1 Indemnification by the Company. The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each Holder of Registrable Shares, and each of its employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls such Holder (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the “Holder Affiliates”) against any and all losses, claims, damages, liabilities, and expenses, joint or several (“Losses”) (including, without limitation, reasonable attorneys’ fees and disbursements except as limited by Section 2.6.3) based upon, arising out of or resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company will reimburse such indemnified party for all costs and expenses (including reasonable fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any Loss or proceeding by any governmental agency or body based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission; except insofar as any such statements (i) are made in reliance upon information furnished in writing to the Company by such Holder or any Holder Affiliate for use therein or (ii) arise from such Holder’s or any Holder Affiliate’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder or Holder Affiliate with a sufficient number of copies of the same. The reimbursements required by this Section 2.6.1 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

          2.6.2 Indemnification by Holders. In connection with any registration statement in which a Holder of Registrable Shares is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each such Holder will indemnify the Company and its directors, officers, employees and agents and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any and all Losses (including, without limitation, reasonable attorneys’ fees and disbursements except as limited by Section 2.6.3) based upon, arising out of or resulting from any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished in writing by such Holder or any of its Holder Affiliates specifically for inclusion in the registration statement; provided that the obligation to indemnify will be several, not joint and several, among such Holders of Registrable Shares, and, provided, further, that such liability will be limited to, the net amount received by such Holder from the sale of Registrable Shares pursuant to such registration statement; provided, however, that such Holder of Registrable Shares shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such Holder has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.

          2.6.3 Notices of Claims. Any Person entitled to indemnification hereunder will (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not relieve the indemnifying party of its obligations under this Section 2.6 except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give prompt notice) and (B) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (X) the indemnifying party has agreed to pay such fees or expenses, or (Y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (1) such settlement or compromise contains a full and unconditional release of the indemnified party from all Losses from the claimant or (2) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.6.1 or Section 2.6.2 are unavailable to or insufficient to hold harmless an indemnified party in respect of any Losses, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the Losses. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section 2.6.4, no Holder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Holder with respect to the sale of any Registrable Shares exceeds the amount of damages which such Holder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations in this Section 2.6.4 to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.

          2.6.4 The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.

     2.7 Current Public Information. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may at any time permit the sale of securities to the public without registration, the Company agrees to use its best efforts to:

          (i) make and keep public information available, as those terms are defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

          (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (iii) furnish to any Holder, so long as such Holder owns any Registrable Shares, upon request by such Holder, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

ARTICLE 3
TERMINATION

     3.1 Termination. The provisions of this Agreement shall terminate on the earlier to occur of:

          (i) January 31, 2010;

          (ii) the date on which the Shelf Registration Statement is no longer required to remain effective pursuant to Section 2.1.2;

          (iii) the date when the Closing has occurred;

          (iv) the Purchase Agreement has been terminated and a final determination has been made by a court of competent jurisdiction or the Sellers have otherwise agreed in writing that no termination fee is payable under the Purchase Agreement;

provided, however, that the rights and obligations hereunder of each Holder shall terminate with respect to such party at such time when neither it nor any of its respective affiliates holds Registrable Securities; provided further that, such termination shall not relieve any party of any indemnification or contribution obligations contained herein.

ARTICLE 4
MISCELLANEOUS

     4.1 Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

     If to the Company:

Danielson Holding Corporation
40 Lane Road
Fairfield, NJ 07004
Attention: Timothy Simpson
Facsimile: (973) 882-7357

with a copy to (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive, Suite 2100
Chicago, Illinois 60606
Attention: Peter C. Krupp, Esq.
                    L. Byron Vance III, Esq.
Facsimile: (312) 407-0411:

     If to any Seller or Holder:

Notice Address to Holders:

c/o DLJ Merchant Banking III, Inc.
Eleven Madison Avenue
New York, New York 10010
Attention: OhSang Kwon and Daniel Clare
Facsimile: (646) 935-7190

and

c/o AIG Global Investment Corp.
599 Lexington Street, 25th Floor
New York, New York 10022
Attention: Marc C. Baliotti

Facsimile: (646) 735-0795

with a copy to (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attn: Glenn D. West and Michael S. Colvin
Facsimile: (212) 310-8007

          Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five (5) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

          Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     4.2 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     4.3 Jurisdiction. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT OR THE STATE COURT LOCATED IN NEW YORK, NY, IN RESPECT OF ANY CLAIM RELATING TO THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT, OR OTHERWISE IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT PROCEEDING IN WHICH ANY SUCH CLAIM IS MADE THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH COURTS OR THAT THE VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT BILL OF SALE MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

     4.4 Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall be binding upon and benefit the Company, each Holder, and their respective successors and assigns.

     4.5 Assignment. Each Holder may assign any of its rights hereunder (in whole or in part) to one or more permitted transferees of Registrable Shares with the consent of the Company, which consent shall not be unreasonably withheld; provided, however, that any such transferees of Registrable Shares agrees in writing, in form and substance reasonably satisfactory to the Company, to be bound by all of the terms and provisions hereof and to join this Agreement as a party hereto. Without limiting the foregoing, no such assignment shall be binding upon or obligate the Company to any such assignee unless and until (a) the Company has received notice of the assignment as herein provided, which notice (i) references this Agreement and (ii) sets forth the address of any assignee for the purpose of any notices hereunder. Notwithstanding the foregoing, any such transferee of Registrable Shares shall be deemed, by accepting such Registrable Shares, to agree to the terms of this Agreement (as it may be in effect from time to time, including any amendments, supplements or waivers duly adopted in accordance with this Agreement) with respect to the Registrable Shares that have been transferred.

     4.6 Duplicate Originals. All parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

     4.7 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby and remain in full force and effect, unless, the determination of invalidity, illegality or unenforceability of any such provision materially changes the terms, conditions or rights granted under this Agreement.

     4.8 No Waivers; Amendments.

          4.8.1 No failure or delay on the part of the Company or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Holder at law or in equity or otherwise.

          4.8.2 Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Required Holders or, prior to the Effective Date, the Holders.

     4.9 Waiver of Jury Trial. Each of the signatories to this Agreement hereby waives its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement or any dealings between them relating to the subject matter of this Agreement and the relationship that is being established.

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          IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first written above.

SELLER:
DANIELSON HOLDING CORPORATION
By:	/s/
Name:
Title:

HOLDERS:

DLJ MERCHANT BANKING PARTNERS III, L.P.
By: DLJ Merchant Banking III, Inc., its Managing General Partner

UXT AIV, L.P.
By: DLJ Merchant Banking III, Inc., its Managing General Partner

DLJ MERCHANT BANKING III, L.P.
By: DLJ Merchant Banking III, Inc., its Managing General Partner

DLJ OFFSHORE PARTNERS III, C.V.
By: DLJ Merchant Banking III, Inc. its Advisory General Partner

DLJ OFFSHORE PARTNERS III-1, C.V.
By: DLJ Merchant Banking III, Inc. its Advisory General Partner

DLJ OFFSHORE PARTNERS III-2, C.V.
By: DLJ Merchant Banking III, Inc. its Advisory General Partner

MILLENNIUM PARTNERS II, L.P.
By: DLJ Merchant Banking III, Inc., its Managing General Partner

DLJ MB PARTNERS III GMBH & CO. KG
By: DLJ Merchant Banking III, Inc., the General Partner of

DLJ Merchant Banking III, L.P., its Managing Limited Partner
Signed on Behalf of the Foregoing Entities:

By:	/s/

Name:
Title: Authorized Representative

MBP III PLAN INVESTORS, L.P.
By: DLJ LBO Plans Management Corporation II, its General Partner

By:	/s/

Name:
Title:

UXT HOLDINGS (OFFSHORE) LTD.

By:	/s/

Name:
Title:

AIG HIGHSTAR CAPITAL II, L.P.
By: AIG HIGHSTAR GP II, L.P., its general partner
By: AIG HIGHSTAR II, LLC, its general partner
By: AIG GLOBAL INVESTMENT CORP., its managing member
By: Name: Title:	/s/
AIG HIGHSTAR CAPITAL II PRISM FUND, L.P.
By: AIG HIGHSTAR GP II, L.P., its general partner
By: AIG HIGHSTAR II, LLC, its general partner
By: AIG GLOBAL INVESTMENT CORP., its managing member
By: Name: Title:	/s/
AIG HIGHSTAR CAPITAL II OVERSEAS INVESTORS FUND, L.P.
By: AIG HIGHSTAR GP II, L.P., its general partner
By: AIG HIGHSTAR II, LLC, its general partner
By: AIG GLOBAL INVESTMENT CORP., its managing member
By: Name: Title:	/s/

AIG HIGHSTAR CAPITAL II REF-FUEL CO-INVESTMENT FUND, L.P.
By: AIG HIGHSTAR GP II, L.P., its general partner
By: AIG HIGHSTAR II, LLC, its general partner
By: AIG GLOBAL INVESTMENT CORP., its managing member
By: Name: Title:	/s/
AIG HIGHSTAR CAPITAL, L.P.
By: Name: Title:	/s/

REGISTRATION RIGHTS AGREEMENT

DANIELSON HOLDING CORPORATION

and

THE OTHER SIGNATORIES HERETO

Dated as of January 31, 2005